Other Fair Value Information (Tables)	12 Months Ended
Nov. 30, 2019
Fair Value Disclosures [Abstract]
Methods And Assumptions Used To Estimate The Fair Values
The carrying amounts and estimated fair values of our principal financial instruments that are not recognized at fair value on a recurring basis are as follows (in thousands):

	November 30, 2019		November 30, 2018
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Other Assets:
Notes and loans receivable (1)	$775,501	$784,053	$680,015	$676,152

Financial Liabilities:
Short-term borrowings (2)	548,490	548,490	387,492	387,492
Long-term debt (3)	7,121,776	7,569,837	6,931,393	6,826,503

(1)
Notes and loans receivable:  The fair values are estimated principally based on a discounted future cash flows model using market interest rates for similar instruments. If measured at fair value in the financial statements, these financial instruments would be classified as Level 3 in the fair value hierarchy.

(2)
Short-term borrowings:  The fair values of short-term borrowings carried at cost are estimated to be the carrying amount due to their short maturities. If measured at fair value in the financial statements, these financial instruments would be classified as Level 3 in the fair value hierarchy. Short-term borrowings that are accounted for at fair value include equity-linked notes, which are generally categorized within Level 2 of the fair value hierarchy, as the fair value is based on the price of the underlying equity security.

(3)
Long-term debt: The fair values are estimated using quoted prices, pricing information obtained from external data providers and, for certain variable rate debt, is estimated to be the carrying amount. If measured at fair value in the financial statements, these financial instruments would be classified as Level 2 and Level 3 in the fair value hierarchy.